UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2022

CTS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

IN	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)
4925 Indiana Avenue
Lisle IL		60532
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:(630) 577-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. l 4d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	CTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 31, 2022, CTS Corporation (the “Company”), amended and restated its articles of incorporation (the “Amended and Restated Articles of Incorporation”) with the office of the Secretary of State of Indiana to implement a majority voting standard in uncontested director elections.

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission on May 12, 2022, the adoption of the Amended and Restated Articles of Incorporation was approved by the Company’s stockholders on May 12, 2022.

The above description of the Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation, a copy of which is filed herewith as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022		CTS CORPORATION

	By:	/s/ Scott D’Angelo
Scott D’Angelo
Vice President, General Counsel and Secretary